SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

______________________________

Date of Report (Date of earliest event reported) April 22, 2005

Regal-Beloit Corporation

(Exact name of registrant as specified in its charter)

Wisconsin

(State of Incorporation)

1-7283

(Commission File Number)

39-0875718

(IRS Employer Identification Number)

200 State Street, Beloit, Wisconsin 53511

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (608) 364-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 22, 2005, the Board of Directors of REGAL-BELOIT Corporation (the “Company”) made two key executive appointments as a culmination of its succession planning process. Henry W. Knueppel, who had been serving as the Company’s President and Chief Operating Officer, was appointed as the Company’s President and Chief Executive Officer. James L. Packard, who had been serving as the Company’s Chairman and Chief Executive Officer, was appointed as Executive Chairman. Each executive officer of the Company is appointed to serve until his successor is duly appointed by the Board or his earlier removal or resignation from office.

Officer	Age	Title	Business Experience

James L. Packard	62	Executive Chairman

Appointed Executive Chairman 2005, Chairman since 1986; Chief Executive Officer since 1984; served as President from 1980 to April, 2002; joined the Company in 1979. Director, The First National Bank & Trust Company of Beloit, Clarcor Inc. and The Manitowoc Company, Inc.

Henry W. Knueppel	56	President and Chief Executive Officer

Appointed President and Chief Executive Officer 2005, President and Chief Operating Officer since April, 2002; served as Executive Vice President from 1987 to April, 2002; from September, 1997 until December 1999. Director, Madison-Kipp Corporation and The First National Bank & Trust Company of Beloit

The Company has no employment contracts with either Mr. Packard or Mr. Knueppel. However, the existing change of control agreements (the "Agreements") previously entered into with Messrs. Packard and Knueppel will remain in place. Each Agreement provides a three-year employment period for the executive commencing upon a change in control of the Company. The Agreement also provides certain severance benefits in the event that the executive’s employment is terminated within three years following a change in control of the Company other than for “cause” or if the executive terminates his employment with "good reason", each as defined in the Agreements. The Agreement provides that upon such termination, the executive will be entitled to receive, among other severance benefits, a severance payment equal to three times the executive's annual salary then in effect plus three times the sum of the amount of the executive's highest annual bonus award during the previous three years and the value of all fringe benefits. If the executive's employment is terminated for cause, or as a consequence of his death or disability, during the three-year employment period following a change in control of the Company, then the severance benefits provided by the Agreements will not be triggered.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 22, 2005, the Board of Directors of the Company amended Article IV of the Company’s Bylaws, entitled “OFFICERS” to establish the position of Executive Chairman and to make corresponding changes to the duties and responsibilities set forth for the positions of Chairman of the Board, Chief Executive Officer and Chief Operating Officer. The amendments to the Bylaws became effective upon adoption by the Board of Directors.

A copy of the amendments to the Company’s Bylaws is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Article IV of the Bylaws of REGAL-BELOIT Corporation was amended as follows:

4.04A Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and Board of Directors. The Chairman shall perform all the duties incident to the office of Chairman and such other duties as the Board of Directors may from time to time determine or as may be prescribed by these By Laws. In the absence of the Chief Executive Officer, the Chairman shall be the Chief Executive Officer of the Corporation. The Chairman shall not be a principal officer of the Corporation.

4.04B Executive Chairman. The Executive Chairman must be a director and shall serve as the Chairman of the Board, unless a Chairman has been appointed by the Board of Directors. The Executive Chairman may also serve as a principal officer of the Corporation, but not as the Chief Executive Officer. He shall perform all the duties of the Chairman. As a principal officer of the Corporation, he shall see that all orders and resolutions of the Board of Directors are carried into effect.

4.04C Chief Executive Officer. The Chief Executive Officer may also serve as the President of the Corporation. In the absence of the Chairman or Executive Chairman, or at the direction of the Board of Directors, he shall preside at all meetings of the shareholders and Board of Directors. He shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

4.04D Chief Operating Officer. The Chief Operating Officer may also serve as the President or Vice President of the Corporation. He shall supervise the day-to-day operations of the Corporation’s business. In the absence of the Chairman, Executive Chairman or Chief Executive Officer, or in the event that these offices are for any reason vacant, the Chief Operating Officer shall perform the functions of the Chairman or Executive Chairman of the Board of Directors and/or Chief Executive Officer.]

Item 9.01 Financial Statements and Exhibits.

  1. Not applicable.

  2. Not applicable.

  3. Exhibits. The following exhibit is being filed herewith.

(3.1) Amendments to the Bylaws of REGAL-BELOIT Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION

By: /s/ David A. Barta

David A. Barta

Vice President, Chief Financial Officer

Dated: April 27, 2005

REGAL-BELOIT CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit

Number

(3.1) Amendments to the Bylaws of REGAL-BELOIT Corporation.

Exhibit 3.1

4.04A Chairman of the Board. The Chairman of the Board shall preside at all meetings of the shareholders and Board of Directors. The Chairman shall perform all the duties incident to the office of Chairman and such other duties as the Board of Directors may from time to time determine or as may be prescribed by these By Laws. In the absence of the Chief Executive Officer, the Chairman shall be the Chief Executive Officer of the Corporation. The Chairman shall not be a principal officer of the Corporation.

4.04B Executive Chairman. The Executive Chairman must be a director and shall serve as the Chairman of the Board, unless a Chairman has been appointed by the Board of Directors. The Executive Chairman may also serve as a principal officer of the Corporation, but not as the Chief Executive Officer. He shall perform all the duties of the Chairman. As a principal officer of the Corporation, he shall see that all orders and resolutions of the Board of Directors are carried into effect.

4.04C Chief Executive Officer. The Chief Executive Officer may also serve as the President of the Corporation. In the absence of the Chairman or Executive Chairman, or at the direction of the Board of Directors, he shall preside at all meetings of the shareholders and Board of Directors. He shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

4.04D Chief Operating Officer. The Chief Operating Officer may also serve as the President or Vice President of the Corporation. He shall supervise the day-to-day operations of the Corporation’s business. In the absence of the Chairman, Executive Chairman or Chief Executive Officer, or in the event that these offices are for any reason vacant, the Chief Operating Officer shall perform the functions of the Chairman or Executive Chairman of the Board of Directors and/or Chief Executive Officer.]